Exhibit 99.1
Trupanion Reports Second Quarter 2016 Results

•	Total revenue of $45.8 million, up 29% year-over-year (30% on a constant currency basis)

•	320,896 total enrolled pets at quarter-end, up 23% year-over-year

SEATTLE, WA. August 2, 2016 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the second quarter ended June 30, 2016.

“Trupanion delivered another quarter of consistent financial results with the second quarter marking our 35th consecutive quarter of revenue growth in excess of 25%,” said Darryl Rawlings, CEO of Trupanion. “Notably, we achieved positive free cash flow this quarter, a guiding objective since our IPO and one that we are pleased to hit on plan.”

Second Quarter 2016 Financial and Business Highlights

•	Total revenue was $45.8 million, an increase of 29% compared to the second quarter of 2015 (30% on a constant currency basis).

•	Total enrolled pets (including pets from our other business segment) was 320,896 at June 30, 2016, up 23% over the prior year period.

•	Subscription business revenue was $42.2 million, an increase of 31% compared to the second quarter of 2015 (32% on a constant currency basis).

•	Subscription pets enrolled was 299,856 at June 30, 2016, up 24% over the prior year period.

•	Net loss was $(1.0) million, compared to a net loss of $(4.6) million in the second quarter of 2015.

•	Adjusted EBITDA was $0.5 million, compared to a loss of $(3.2) million in the second quarter of 2015.

First Half 2016 Financial and Business Highlights

•	Total revenue was $88.5 million, an increase of 28% compared to the first half of 2015 (30% on a constant currency basis).

•	Subscription business revenue was $81.3 million, an increase of 31% compared to the first half of 2015 (33% on a constant currency basis).

•	Net loss was $(3.5) million, compared to a net loss of $(9.6) million in the first half of 2015.

•	Adjusted EBITDA was a loss of $(0.5) million, compared to a loss of $(6.5) million in the first half of 2015.

•	As of June 30, 2016 there were 29.0 million basic shares outstanding and 32.8 million shares outstanding on a fully diluted basis.

Revenue by Quarter

Total Revenue by New vs. Existing Pets
(dollars, in millions)
Existing Pets
New Pets
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
$3.1
$4.4
$5.3
$6.3
$7.6
$8.8
$9.9
$10.7
$12.0
$13.2
$14.5
$15.9
$17.8
$19.8
$22.1
$24.0
$25.6
$28.1
$30.3
$31.9
$33.3
$35.6
$37.9
$40.2
$42.7
$45.8
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16

Conference Call
Trupanion’s management will host a conference call today to review its second quarter 2016 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-877-870-5176 (United States) or 1-858-384-5517 (International) and entering the replay pin number: 13641640.

About Trupanion
Trupanion is a leading provider of medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet’s recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance. Trupanion is listed on the Nasdaq Stock Exchange under the symbol TRUP. The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information please visit Trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans and financial objectives and its future operating results and expenditures. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; fluctuations in the Canadian currency exchange rate; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to increase the number of Territory Partners and active hospitals; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; the ability to protect and enforce Trupanion’s intellectual property rights; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2015 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures, including, without limitation, free cash flow, acquisition cost, net acquisition cost, cost of goods, variable expenses, fixed expenses, non-GAAP subscription gross profit, non-GAAP gross profit, and adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Trupanion defines as net loss excluding stock-based compensation expense, depreciation and amortization expense, interest income, interest expense, change in fair value of warrant liabilities, income tax expense (benefit), and (income) loss from equity method investment.

Trupanion’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. Further, stock-based compensation expense -and other items used in the calculation of various metrics have been and will continue to be for the foreseeable future significant recurring expenses in Trupanion’s business. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business, which are included below and on Trupanion’s Investors Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and, in the case of adjusted EBITDA the change in fair value of warrant liabilities, allows for more meaningful comparisons between its operating results from period to period. Trupanion calculates non-GAAP gross profit by subtracting cost of goods and variable expenses from revenue. Cost of goods and variable expenses used in this calculation are non-GAAP measures which exclude stock based compensation expense. Fixed expenses is a non-GAAP measure which excludes stock based compensation expense and depreciation and amortization expense. Trupanion excludes sign-up fee revenue from the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion excludes the change in fair value of warrant liabilities from its calculation of adjusted EBITDA in order to eliminate fluctuations caused by changes in its stock price. Trupanion believes this allows it to calculate and present acquisition cost, net acquisition cost and the related financial measures it derives from them, as well as adjusted EBITDA, in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc.
Consolidated Statements of Operations
(in thousands, except for share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Revenue:				
Subscription business	$ 42,162	$ 32,208	$ 81,305	$ 62,264
Other business	3,670	3,379	7,226	6,633
Total revenue	45,832	35,587	88,531	68,897
Cost of revenue:				
Subscription business (1)	34,158	26,661	66,361	51,427
Other business	3,408	3,140	6,600	6,102
Total cost of revenue (2)	37,566	29,801	72,961	57,529
Gross profit:				
Subscription business	8,004	5,547	14,944	10,837
Other business	262	239	626	531
Total gross profit	8,266	5,786	15,570	11,368
Operating expenses:				
Sales and marketing (1)	3,564	3,533	7,404	7,184
Technology and development (1)	2,164	2,879	4,451	5,677
General and administrative (1)	3,495	3,996	7,217	7,693
Total operating expenses	9,223	10,408	19,072	20,554
Operating loss	(957)	(4,622)	(3,502)	(9,186)
Interest expense	41	40	71	285
Other (income) expense, net	(38)	(15)	(55)	4
Loss before income taxes	(960)	(4,647)	(3,518)	(9,475)
Income tax expense (benefit)	4	(22)	18	86
Net loss	$ (964)	$ (4,625)	$ (3,536)	$ (9,561)
Net loss per share:				
Basic and diluted	$ (0.03)	$ (0.17)	$ (0.13)	$ (0.35)
Weighted-average shares used to compute net loss per share:				
Basic and diluted	28,348,348	27,597,721	28,173,798	27,468,231

(1) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Cost of revenue	$ 66	$ 58	$ 132	$ 127
Sales and marketing	165	110	247	240
Technology and development	36	93	91	214
General and administrative	476	636	969	1,019
Total stock-based compensation expense	$ 743	$ 897	$ 1,439	$ 1,600

(2) The breakout of cost of revenue between claims and other cost of revenue is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Claims expense	$ 32,466	$ 25,487	$ 63,070	$ 48,838
Other cost of revenue	5,100	4,314	9,891	8,691
Total cost of revenue	$ 37,566	$ 29,801	$ 72,961	$ 57,529

The following tables set forth our key financial and operating metrics:

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Total pets enrolled (at period end)	320,896	259,948
Total subscription pets enrolled (at period end)	299,856	241,808
Monthly average revenue per pet	$ 46.77	$ 44.73
Lifetime value of a pet (LVP)	$ 622	$ 570
Average pet acquisition cost (PAC)	$ 120	$ 133
Average monthly retention	98.64%	98.67%
Adjusted EBITDA (in thousands)	$ (544)	$ (6,498)

	Three Months Ended							
	Jun. 30, 2016	Mar. 30, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Total pets enrolled (at period end)	320,896	307,298	291,818	276,988	259,948	246,106	232,450	221,479
Total subscription pets enrolled (at period end)	299,856	287,123	272,636	258,546	241,808	228,409	215,491	205,194
Monthly average revenue per pet	$ 47.39	$ 46.12	$ 45.48	$ 45.15	$ 45.10	$ 44.34	$ 44.79	$ 44.88
Lifetime value of a pet (LVP)	$ 622	$ 603	$ 591	$ 591	$ 570	$ 567	$ 591	$ 580
Average pet acquisition cost (PAC)	$ 118	$ 123	$ 132	$ 129	$ 133	$ 134	$ 145	$ 115
Average monthly retention	98.64%	98.65%	98.64%	98.66%	98.67%	98.66%	98.69%	98.67%
Adjusted EBITDA (in thousands)	$ 522	$ (1,066)	$ (1,588)	$ (3,211)	$ (3,165)	$ (3,333)	$ (2,903)	$ (2,908)

The following table reflects the reconciliation of cash used in operating activities to free cash flow (in thousands):

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Net cash provided by (used in) operating activities	$ 1,558	$ (3,988)	$ 260	$ (8,896)
Purchases of property and equipment	(437)	(1,054)	(1,090)	(2,644)
Free cash flow	$ 1,121	$ (5,042)	$ (830)	$ (11,540)

The following tables reflect the reconciliation of adjusted EBITDA to net loss (in thousands):

	Six Months Ended June 30,	
	2016	2015
Net loss	$ (3,536)	$ (9,561)
Excluding:		
Stock-based compensation expense	1,439	1,600
Depreciation and amortization expense	1,524	1,129
Interest income	(49)	(37)
Interest expense	71	285
Change in fair value of warrant liabilities	-	-
Income tax expense	18	86
(Income) loss from equity method investment	(11)	-
Adjusted EBITDA	$ (544)	$ (6,498)

	Three Months Ended							
	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Net loss	$ (964)	$ (2,572)	$ (3,001)	$ (4,643)	$ (4,625)	$ (4,936)	$ (4,276)	$ (8,509)
Excluding:								
Stock-based compensation expense	743	696	653	749	897	703	890	2,001
Depreciation and amortization expense	739	785	741	672	563	566	441	505
Interest income	(26)	(23)	(19)	(19)	(18)	(19)	(18)	(20)
Interest expense	41	30	26	14	40	245	103	5,155
Change in fair value of warrant liabilities	-	-	-	-	-	-	-	(2,054)
Income tax expense (benefit)	4	14	12	16	(22)	108	(43)	14
(Income) loss from equity method investment	(15)	4	-	-	-	-	-	-
Adjusted EBITDA	$ 522	$ (1,066)	$ (1,588)	$ (3,211)	$ (3,165)	$ (3,333)	$ (2,903)	$ (2,908)

Contacts:

Investors:
Laura Bainbridge, Addo Communications
310.829.5400
InvestorRelations@trupanion.com

Media:
Britta Gidican, Director, Public Relations
206.607.1930
MediaRelations@trupanion.com